FORM 8-K





                       SECURITIES AND EXCHANGE COMMISSION




                              Washington, DC 20549

                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934




                         Date of Report: April 25, 1997



                               PECO ENERGY COMPANY
             (Exact name of registrant as specified in its charter)



                         PENNSYLVANIA 1-1401 23-0970240
                       (State or other (SEC (IRS Employer
                   jurisdiction of file number) Identification
                             incorporation) Number)




              230l Market Street, Philadelphia, Pennsylvania 19101
               (Address of principal executive offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (215) 841-4000



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Item 5. Other Events

         On April 24, 1997, PECO Energy Company's Power Generation Group (PGG) employees voted not to be represented by a union in secret balloting conducted by the National Labor Relations Board (NLRB).

         PGG Employees cast 283 votes for "no union" and 163 votes for the International Brotherhood of Electrical Workers (IBEW).

         PECO Energy and the IBEW have seven days to file objections to the election. Absent any objections, at the end of the seven days, the NLRB will certify the results.

                                   * * *

                                             SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                         PECO ENERGY COMPANY
                                                          s\ J. B. Mitchell
                                                      Vice President - Finance
                                                            and Treasurer


April 28, 1997